⃞	Participant’s Copy
⃞	Company’s Copy

BIODEL INC.

2010 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

RESTRICTED STOCK UNIT AGREEMENT

To _____________:

Biodel Inc. (the “Company”) has granted you (the "Grant") on ________________, 20___ restricted stock units as set forth on Exhibit A (the “RSUs”) under its 2010 Stock Incentive Plan, as amended and restated (the "Plan"), as set forth in this agreement (the “Agreement ”).  The RSUs are subject to the Vesting Schedule specified on Exhibit A.

The Grant is subject in all respects to the applicable provisions of the Plan.  This Agreement does not cover all of the rules that apply to the Grant under the Plan, and the Plan defines any capitalized terms in this Agreement that this Agreement does not define.

In addition to the Plan’s terms and restrictions, the following terms and restrictions apply:

Vesting Schedule

The Grant becomes nonforfeitable (“Vested”) as to some or all of the RSUs only as provided on Exhibit A.

Distribution Date

You will receive a distribution of shares (the “Shares ”) of Company common stock (“Common Stock”) equivalent to your Vested RSUs on the date determined under Exhibit A (the "Distribution Date”), subject to any overriding provisions in the Plan.

Limited Status

You understand and agree that the Company will not consider you a shareholder for any purpose with respect to the Shares, unless and until the Shares have been issued to you on the Distribution Date. Notwithstanding the foregoing, you shall receive dividend equivalents with respect to the RSUs; provided, however, such dividend equivalents shall be accumulated and credited as additional shares, and paid to the Participant at the same time and only to the extent of the vesting of the underlying RSUs.

Voting

RSUs cannot be voted.  You may not vote the Shares unless and until the Shares are distributed to you.

Restrictions
and
Forfeiture

You may not sell, assign, pledge, encumber, or otherwise transfer any interest (“Transfer”) in the Shares until the Shares are distributed to you. Any attempted Transfer that precedes the Distribution Date is invalid.

Unless the Administrator determines otherwise at any time or Exhibit A provides otherwise, if your service with the Company terminates for any reason before all of your RSUs are Vested, then you will forfeit such unvested RSUs (and the Shares to which they relate) to the extent that such RSUs do not otherwise Vest as a result of the termination.  The forfeited RSUs will then immediately revert to the Company.  You will receive no payment for RSUs that you forfeit.

Additional
Conditions
to Receipt

The Company may postpone issuing and delivering any Shares for so long as the Company determines to be advisable to satisfy the following:

its completing or amending any securities registration or qualification of the Shares or its or your satisfying any exemption from registration under any Federal or state law, rule, or regulation;

its receiving proof it considers satisfactory that a person or entity seeking to receive the Shares after your death is entitled to do so;

your complying with any requests for representations under the Grant and the Plan; and

its or your complying with any federal, state, or local tax withholding obligations.

Change
In Control
Event

If a Change in Control Event (as defined in the Plan) occurs while you remain employed by the Company, the RSUs will be treated as provided in the Plan, except as Exhibit A may otherwise provide.

Taxes and
Withholding

The RSUs provide tax deferral, meaning that they are not taxable to you until you actually receive Shares on or around the Distribution Date.  You will then owe taxes at ordinary income tax rates as of the Distribution Date at the Shares' value.

The Company is required to withhold (in cash from salary or other amounts owed you) the applicable percentage of the value of the Shares on the Distribution Date, regardless of whether you sell them.  If the Company does not choose to do so, you agree to arrange for payment of the withholding taxes and/or confirm that the Company is arranging for appropriate withholding.

Representations
from You

If the Vesting provisions of your RSU grant are satisfied and you receive Shares at a time when the Company does not have a current registration statement (generally on Form S-8) under the Act that covers issuances of Shares to you, you must comply with the following before the Company will release the Shares to you.  You must:

represent to the Company, in a manner satisfactory to the Company’s counsel, that you are acquiring the Shares for your own account and not with a view to reselling or distributing the Shares; and

agree that you will not sell, transfer, or otherwise dispose of the Shares unless:

a registration statement under the Act is effective at the time of disposition with respect to the Shares you propose to sell, transfer, or otherwise dispose of; or

the Company has received an opinion of counsel or other information and representations it considers satisfactory to the effect that, because of Rule 144 under the Act or otherwise, no registration under the Act is required.

Additional
Restriction

You will not receive the Shares if issuing the Shares would violate any applicable federal or state securities laws or other laws or regulations.

No Effect on
Employment
or Other
Relationship

Nothing in this Agreement restricts the Company’s rights or those of any of its affiliates to terminate your employment or other relationship at any time, with or without cause.  The termination of your relationship, whether by the Company or any of its affiliates or otherwise, and regardless of the reason for such termination, has the consequences provided for under the Plan and any applicable employment or severance agreement or plan.

No Effect on
Running Business

You understand and agree that the existence of the RSU will not affect in any way the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stock, with preference ahead of or convertible into, or otherwise affecting the Company’s common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether or not of a similar character to those described above.

Section 409A

This Agreement is intended to comply with the requirements of Section 409A of the Code (“Section 409A”) and must be construed consistently with that section.  Notwithstanding anything in the Plan or this Agreement to the contrary, to the extent necessary to avoid the imposition of any taxes under Section 409A, no payment or distribution under this Agreement that becomes payable by reason of your termination of employment with the Company will be made to you unless your termination of employment constitutes a “separation from service” (as such term is defined in Section 409A).  For purposes of this Agreement, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A. If you are a “specified employee” as defined in Section 409A and, as a result of that status, any portion of the payments under this Agreement would otherwise be subject to taxation pursuant to Section 409A, you shall not be entitled to any payments upon a termination of employment until the earlier of (i) the expiration of the six-month period measured from the date of such “separation from service” (within the meaning of Section 409A) or (ii) the date of your death.  Upon the expiration of the applicable Section 409A deferral period, all payments and benefits deferred pursuant to this section (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to you in a lump sum as soon as practicable, but in no event later than ten days following such expired period, and any remaining payments due under this Agreement will be paid in accordance with the normal payment dates specified for them herein.  Neither the Company nor you shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A.  In any event, the Company makes no representation or warranty and shall have no liability to you or any other person, if any provisions of or payments under this Agreement are determined to constitute deferred compensation subject to Section 409A but not to satisfy the conditions of that section.

Unsecured
Creditor

This Agreement creates a contractual obligation on the part of the Company to make payment under the RSUs credited to your account at the time provided for in this Agreement.  Neither you nor any other party claiming an interest in deferred compensation hereunder shall have any interest whatsoever in any specific assets of the Company.  Your right to receive payments hereunder is that of an unsecured general creditor of Company.

Governing Law

The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices

Any notice you give to the Company must follow the procedures then in effect.  If no other procedures apply, you must send your notice in writing by hand or by mail to the office of the Company's Secretary.  If mailed, you should address it to the Company's Secretary at the Company's then corporate headquarters, unless the Company directs participants to send notices to another corporate department or to a third party administrator or specifies another method of transmitting notice.  The Company and the Administrator will address any notices to you at your office or home address as reflected on the Company's personnel or other business records.  You and the Company may change the address for notice by like notice to the other, and the Company can also change the address for notice by general announcements to participants.

Plan Governs

Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan will control.

BIODEL INC.

Date:________________

By:________________________________

ACKNOWLEDGMENT

I acknowledge I received a copy of the Plan.  I represent that I have read and am familiar with the Plan's terms.  I accept the Grant subject to all of the terms and provisions of this Agreement and of the Plan under which the Grant is made, as the Plan may be amended in accordance with its terms.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to the Grant.

Date: ____________________

_____________________________________________

Name: _______________________________________

NO ONE MAY SELL, TRANSFER, OR DISTRIBUTE THE SECURITIES COVERED BY THE GRANT WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR OTHER INFORMATION AND REPRESENTATIONS SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Biodel Inc.

2010 Stock Incentive Plan, as Amended and Restated

Restricted Stock Unit

Exhibit A

Recipient Information:

Name:      ___________________________________

Signature: X  _________________________________

Grant Information:

RSUs:  __________________________

Date of Grant:  __________________________

Vesting Schedule

The Grant is Vested as to _________ of the RSUs on each of the next ______ anniversaries of the Date of Grant (each a “Vesting Date”), assuming you remain a service provider to the Company through those dates.

Any RSUs that would have Vested in the 12 months following your death or Disability will Vest instead upon your death or Disability.

In accordance with Section 10 of the Plan, in the event of a Change in Control Event in which the successor company assumes or substitutes the RSUs, if your employment or service with such successor company (or the Company) or a subsidiary thereof is terminated within 12 months following such Change in Control Event either by the successor company (or the Company) or a subsidiary thereof without “Cause” or by you for “Good Reason” (each as defined below), then the restrictions applicable to your RSUs shall lapse as of such termination of employment and the RSUs shall become fully vested and payable, subject to the Section 409A paragraph of this Agreement above.

Grant Expiration Rules

You will forfeit any unvested portions of the Grant immediately when you cease to be employed by (or a member of the Board of) the Company, except as set forth above in connection with a Change in Control Event.

Distribution Date

Your Distribution Date for any then Vested RSUs will be the earliest of the following:

Your Separation from Service (as defined under Section 409A), or a date to be determined by the Company between January 1 and March 15 of the year following the year in which portions of the RSUs Vest.

Definitions

Cause

For purposes solely of this Grant, termination of your employment will be for "Cause" if it is for any of the following:

(a)

Your refusal to carry out any of your material lawful duties or any directions or instructions of the Board (or board of directors of a successor) or senior management of the Company (or successor) that are reasonably consistent with those duties;

(b)

Your failure to perform satisfactorily any of your lawful duties that are consistent with duties for any similarly situated individual or any directions or instructions of the Board (or board of directors of a successor) or senior management that are consistent with those duties, as long as you have been given notice and have failed to correct any such failure within 10 days thereafter (unless any such correction by its nature cannot be done in 10 days, in which event you will have a reasonable time to correct the failure) and provided further that the Company (or successor) shall have no such obligation to give notice and you will have no such opportunity to correct failures more than two times in any 12 calendar month period;

(c)

Your violation of a local, state or federal law involving the commission of a crime, other than minor traffic violations, or any other criminal act involving moral turpitude;

(d)

Your gross negligence, willful misconduct, or breach of your duty to the Company (or successor) involving self-dealing or personal profit;

(e)

Your current abuse of alcohol or controlled substances; deception, fraud, misrepresentation or dishonesty; or any incident materially compromising your reputation or ability to represent the Company (or successor) with investors, customers or the public; or

(f)

Your other material violation of any provision of any employment, retention, severance, or change in control agreement covering you not described in (a) or (b) above, subject to the same notice and opportunity-to-correct provisions as are set forth in (b) above.

Good Reason

For purposes solely of this Grant, your resignation will be for "Good Reason" if it is for any of the following without your consent:

(a)

A material reduction of your annual base salary, regardless of any change in your duties or responsibilities;

(b)

Any material diminution in your position, authority, duties or responsibilities or any other action by the Company (or successor) that results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and inadvertent action not taken in bad faith and that is remedied by the Company (or successor) within 10 days after the Company (or successor) has received notice of such action from you, provided that this clause (b) will only apply to you if a substantially comparable provision also exists in an employment, retention, severance, or change in control agreement covering you;

(c)

The Company's (or successor’s) requiring you to be based at any office or location more than 50 miles from the location of your then assigned worksite; or

(d)

Any other material violation by the Company (or successor) of any provision of an employment agreement or other agreement under which you are providing services to the Company (or successor).

Notwithstanding the foregoing, no basis for a termination for Good Reason will be deemed to exist unless you notify the Company (or successor) in writing of any event in (a) through (d) above within 90 days of the first occurrence of such event and the Company (or its successor) fails to cure any such event within 30 days after receipt of the notice.  Furthermore, your termination of employment for Good Reason must occur no later than one year following the initial existence of such condition.

Disability

For the purposes solely of this Grant, “Disability ” means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. You shall not be deemed to have a Disability until proof of the existence thereof shall have been furnished to the Board of Directors in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors that you do or do not have a Disability shall be final and binding upon you and the Company.